                                                                      Exhibit 23

                              ARTHUR ANDERSEN LLP






                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-25513, 33-33187, 33-46804, 33-55746,
33-55069, 33-55287, 33-55543, 33-61407, 333-02203, 333-11079, 333-41823,
333-24099, 333-25387, and 333-68483.


                                                Arthur Andersen LLP




Birmingham, Alabama
March 3, 1999